EXHIBIT 10.62   FOURTH AMENDMENT TO TRANS WORLD COMMUNCATIONS, INC.
                  LEASE AGREEMENT DATED MARCH 1, 1998

FOURTH AMENDMENT DATED MARCH 1, 1998 TO THAT LEASE DATED NOVEMBER 15, 1988 BETWEEN ENTERPRISE HEIGHTS INDUSTRIAL CENTRE ASSOCIATES,
"LANDLORD", AND TRANSWORLD COMMUNICATIONS, A WHOLLY OWNED SUBSIDIARY OF DATRON SYSTEMS, INC. "TENANT", FOR THE PREMISES AT 298,302 AND 304 ENTERPRISE STREET IN ESCONDIDO, CALIFORNIA.

All the terms and conditions of the Lease remain in full force and effect except the following:

2.0l Term:

     The term of the lease shall be as follows:

     298, 302 and 304       February 1, 1993 thru January 31, 1999
     300 Enterprise,
        Suites "L" & "M"        March 1, 1995 thru January 31, 1999
     300 Enterprise,
        Suites "A", "B" & "C"     May 1, 1995 thru January 31, 1999

     Unless sooner terminated pursuant to any provision hereof.

     Notwithstanding Article 14.01, provided Tenants is not otherwise in breach or in default of this Lease, beyond any applicable notice and cure period, the term(s) may be extended at Tenant's option upon not less than 90 days notice (i.e. on or before November 1, 1998) to have either February 28, 1999. March 31, 1999, or April 30, 1999 be the new expiration date of the Lease on the same terms and conditions as set forth herein, with no additional increase in rent or fees required under Articles VI and VIII.

3.01 Rent:

     The basic monthly rent shall be changed to:

     March 1, 1998 thru January 31, 1999     -    $35,053.06

     (Subject to Rental Adjustment provisions contained in Paragraphs
3.01 and 15.2 of the First Amendment to Lease which remain unchanged).

14.20     Additional Provisions

     Enterprise Heights Partners, and or Broker have permission to enter premises with 24 hours notice to show prospect tenants.

15.6 Taxes and Reimbursement for Costs:

     The current $4,786.86 monthly fee to cover all items required of Tenant under articles VI and VIII shall be increased as follows:

     March 1, 1998 thru January 31, 1999          -    $5,581.48

     (Subject to the adjustment provisions contained in Paragraph
3.02)

Date:   03/24/98                   Date:   3/23/98

LANDLORD                           TENANT
Enterprise Heights                 Datron World Communications Inc.
Industrial Centre                  formerly known as Transworld
Associates                         Communications Inc.


By:/s/ CHARLES R. SWIMMER          By:/s/ WILLIAM L. STEPHAN
Charles R. Swimmer,                William L. Stephan
General Partner                    Secretary/Treasurer